MANNING & NAPIER FUND, INC.

Supplement dated December 16, 2015 to the combined Prospectus (the “Prospectus”) dated May 1, 2015 as supplemented August 3, 2015, November 17, 2015, and November 25, 2015 for the following Series:

Focused Opportunities Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Focused Opportunities Series will be closed to new investors and to additional investments from existing shareholders as follows:

For discretionary investment clients of Manning & Napier Advisors, LLC and its affiliates: The Series will be closed to new investors and to additional investments from existing shareholders effective immediately.

For other shareholders: Effective immediately, the Series will be closed to new investors. Effective December 22, 2015, the Series will stop selling its shares to existing shareholders and will no longer accept automatic investments from existing shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp MNFSX 12/2015